SUPPLEMENT TO THE PROSPECTUSES
                                       OF
              Evergreen Institutional Tax Exempt Money Market Fund
                                  (the "Fund")

         The second and third paragraphs under the "Investment Objectives and Policies" section relating to the Fund under "Description of the Funds" are hereby replaced in their entirety with the following:

         The Fund will invest in Municipal Obligations that are determined to present minimal credit risk and are, at the time of acquisition, eligible securities under Rule 2a-7 of the Investment Company Act of 1940, as amended ("Rule 2a-7"). The Fund will also comply with the diversification requirements prescribed by Rule 2a-7. As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in Municipal Obligations, the interest from which is not subject to the federal alternative minimum tax.

July 11, 1997